UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 29, 2018
Date of Report (date of earliest event reported)
 _________________________________________________________
salesforce.com, inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Landmark @ One Market, Suite 300
San Francisco, CA 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition.
On May 29, 2018, salesforce.com, inc. (the "Company") issued a press release announcing its results for the fiscal quarter ended April 30, 2018. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Section 7 – Regulation FD
Item 7.01 Regulation FD Disclosure
Beginning February 1, 2018, the Company adopted the new accounting standard for revenue recognition that includes the accounting for costs capitalized to obtain revenue contracts. The Company adopted the new accounting standard using the full retrospective method. The Company is furnishing this Form 8-K under Regulation FD to present the Company’s previously reported financial information on a basis consistent with the standard. Beginning with the quarter ending April 30, 2018, the Company’s financial information will reflect adoption of the standard with prior periods adjusted accordingly. Refer to the copy of the press release that is attached as Exhibit 99.1 for further information as it relates to the adoption of the new standard.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated May 29, 2018

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press Release dated May 29, 2018

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 29, 2018	salesforce.com, inc.

/s/ Mark J. Hawkins
Mark J. Hawkins President and Chief Financial Officer (Principal Financial Officer)